- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       SPECIALTY CHEMICAL RESOURCES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       SPECIALTY CHEMICAL RESOURCES, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

[LOGO]                 SPECIALTY CHEMICAL RESOURCES, INC.

                             9100 Valley View Road
                             Macedonia, Ohio 44056

                     ----------------------------------------
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1996
                     ----------------------------------------

To Our Stockholders:

     The Annual Meeting (the "Annual Meeting") of Stockholders of Specialty Chemical Resources, Inc. (the "Company") will be held at the offices of Specialty Chemical Resources, Inc., 9100 Valley View Road, Macedonia, Ohio 44056 on June 6, 1996 at 10:00 a.m. (Cleveland time) for the following purposes:

           I. To elect seven Directors of the Company for the ensuing year;

          II. To ratify the appointment of Grant Thornton as the independent accountants for the Company; and

         III. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record as of the close of business on April 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting.

                                           By Order of the Board of Directors

                                                  EDWIN M. ROTH
                                              Chairman of the Board
                                                  and President

May 3, 1996

PLEASE DATE AND EXECUTE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[LOGO]                 SPECIALTY CHEMICAL RESOURCES, INC.

                             9100 Valley View Road
                             Macedonia, Ohio 44056

                      ------------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 1996

                      ------------------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders of Specialty Chemical Resources, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.10 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Cleveland time, on June 6, 1996 (the "Annual Meeting"), at the offices of Specialty Chemical Resources, Inc., 9100 Valley View Road, Macedonia, Ohio 44056.

     Stockholders of record as of the close of business on April 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On that date there were outstanding 3,947,766 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. The Company has no other class of voting securities outstanding.

     Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned, properly executed, the shares represented thereby will be voted as specified on such proxies. All votes represented by the enclosed proxy will be cast (i) for the seven nominees named herein, unless authorization to do so is withheld by a stockholder, and (ii) in the manner specified by a stockholder with respect to the proposal to ratify the appointment of Grant Thornton as the independent accountants for the Company, except that in the absence of such specification, the votes will be cast "FOR" such proposal. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise, either by delivering a notice in writing to the Secretary of the Company or by voting in person at the Annual Meeting.

     At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal to which such abstention applies. Broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such broker non-votes apply.

     The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is May 3, 1996.

                            I. ELECTION OF DIRECTORS

     At the Annual Meeting, seven Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, Directors are elected by a majority of the votes cast in the election. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the seven nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                   AND THE EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

        Name, Age and Positions
            With the Company
          Other than Director                       Occupation and Other Information
- ----------------------------------------   --------------------------------------------------
NOMINEES
Edwin M. Roth, 68                          Mr. Roth has been a Director and President of the
  President and Chairman of                Company and Chairman of the Board of Directors of
  the Board of Directors                   the Company since its formation in June 1982. Mr.
                                           Roth was Chief Executive Officer of Aerosol
                                           Systems, Inc. ("ASI"), a former subsidiary of the
                                           Company acquired effective December 31, 1988 and
                                           merged into the Company effective December 30,
                                           1992, from January 1989 until December 1992. Mr.
                                           Roth is the father of Corey B. Roth, a Director
                                           and executive officer of the Company.

Corey B. Roth, 38                          Mr. Roth has been a Vice President of the Company
  Vice President, Treasurer                since June 1982, a Director since October 1984 and
  and Assistant Secretary                  Treasurer and Assistant Secretary since June 1992.
                                           Mr. Roth served as Secretary from October 1984
                                           until June 1992 and Treasurer from November 1987
                                           until January 1990. Mr. Roth was Vice President of
                                           Administration of ASI from April 1989 until
                                           December 1992. Mr. Roth is the son of Edwin M.
                                           Roth.

George N. Aronoff, 62                      Mr. Aronoff has been a Director of the Company
  Secretary                                since May 1989 and Secretary since June 1992. Mr.
                                           Aronoff was also a Director of the Company from
                                           February 1982 until September 1984. Mr. Aronoff
                                           has been a partner in the Cleveland law firm of
                                           Benesch, Friedlander, Coplan & Aronoff P.L.L.,
                                           counsel to the Company, for more than the past
                                           five years. Mr. Aronoff is also a Director of
                                           Bally Entertainment Corporation.

        Name, Age and Positions
            With the Company
          Other than Director                       Occupation and Other Information
- ----------------------------------------   --------------------------------------------------
Victor Gelb, 69                            Mr. Gelb has been a Director of the Company since
                                           May 1989. Mr. Gelb is President and Chief
                                           Executive Officer of Victor Gelb Inc., a
                                           manufacturer of reinforcement fibers, a position
                                           which he has held for more than five years. Mr.
                                           Gelb is also a Director of Pioneer Standard
                                           Electronics, Inc.

Leonard P. Judy, 56                        Mr. Judy has been a Director of the Company since
                                           July 1995. Mr. Judy was nominated to the Board of
                                           Directors pursuant to an Agreement of Settlement
                                           and Release dated July 21, 1995 (the "Settlement
                                           Agreement") executed in connection with a proxy
                                           contest in which a group of stockholders (the
                                           "Committee") solicited proxies in opposition to
                                           the Company's nominees for the Board of Directors
                                           (the "Proxy Contest"). The purpose of the Proxy
                                           Contest was to attempt to remove, by stockholder
                                           vote, the then-current Board of Directors and to
                                           replace them with a slate of new directors
                                           nominated by the Committee. The Proxy Contest was
                                           unsuccessful and the parties executed the
                                           Settlement Agreement to settle matters related to
                                           the Proxy Contest. From January 1986 until June
                                           1994, Mr. Judy was Chief Executive Officer of
                                           Rust-Oleum Corporation and from January 1988 to
                                           January 1994, Mr. Judy was Chairman of the Board
                                           of Directors of Rust-Oleum Corporation, a company
                                           that manufactures and packages specialty coatings.
                                           Mr. Judy is also a Director of Lawter
                                           International and Banc One; Chicago.

Norton W. Rose, 67                         Mr. Rose has been a Director of the Company since
                                           May 1989. Since January 1994, Mr. Rose has been
                                           Executive Vice President of Creativity for Kids, a
                                           privately-owned toy company. Since 1991, Mr. Rose
                                           has been Vice Chairman of Blue Coral, Inc., a
                                           privately-owned consumer chemical company, and
                                           Chairman of Premier Travel Partners, a
                                           privately-owned travel management company. From
                                           November 1991 until January 1993, Mr. Rose was
                                           Chairman of Action Auto Rental, Inc., an
                                           automobile leasing company from November 1991
                                           until January 1993. Action Auto Rental, Inc. filed
                                           for bankruptcy protection under Chapter 11 of the
                                           Bankruptcy Code on January 28, 1993. From 1985
                                           until August 1990, Mr. Rose was Vice Chairman of
                                           Progressive Corporation, a liability and casualty
                                           insurance company. Mr. Rose is also a Director of
                                           Telxon Corporation, LDI Corporation and Cohesant
                                           Technologies.

        Name, Age and Positions
            With the Company
          Other than Director                       Occupation and Other Information
- ----------------------------------------   --------------------------------------------------
Lionel N. Sterling, 58                     Mr. Sterling has been a Director of the Company
                                           since May 1989. Mr. Sterling was also a Director
                                           of the Company from February 1982 until September
                                           1984. Since January 1987, Mr. Sterling has been
                                           President of Equity Resources Inc., a private
                                           investment company. From July 1988 to September
                                           1992, Mr. Sterling was Managing Partner of
                                           Whitehead/Sterling, an investment management firm.
                                           Mr. Sterling is also a Director of i-Stat
                                           Corporation.
EXECUTIVE OFFICER
John H. Ehlert, 43                         Mr. Ehlert has been a Vice President of the
  Vice President, and                      Company since April 1992. He was President of ASI
  President of Aerosol                     from April 1992 until December 1992, when ASI was
  Systems Division                         merged into the Company, at which time he became
                                           President of the Aerosol Systems Division. From
                                           February 1990 until April 1992, Mr. Ehlert was
                                           Vice President of Marketing and Sales of ASI.

     The Board of Directors held six meetings during the fiscal year ended December 31, 1995. The Board of Directors has an Audit Committee, a Nominating Committee, and a Stock Option and Compensation Committee. The general functions of such Board committees, the identity of each committee member and the number of committee meetings held by each committee during the last fiscal year are set forth below.

     The Audit Committee acts as a liaison between the Company's independent auditors and the Board of Directors, reviews the scope of the annual audit, reviews the Company's annual and quarterly financial statements and reviews the sufficiency of the Company's internal accounting controls. The Audit Committee consists of Victor Gelb, Norton W. Rose and Lionel N. Sterling. The Audit Committee held two meetings during the fiscal year ended December 31, 1995. Each of the members of the Audit Committee attended the meetings.

     The Nominating Committee is responsible for making recommendations to the Board of Directors with respect to the organization and size of the Board and its committees, for selecting candidates for election to the Board of Directors and its committees and for considering the qualifications of Directors. There is no established procedure for submission of nominations by stockholders. The Nominating Committee consists of George N. Aronoff, Corey B. Roth and Edwin M. Roth. The Nominating Committee held two meetings during the fiscal year ended December 31, 1995. Each of the members of the Nominating Committee attended the meetings.

     The Stock Option and Compensation Committee is responsible for the approval of grants of options under the Company's stock option plan for officers and key employees of and consultants to the Company and makes recommendations regarding the compensation of officers and key employees of the Company. The Stock Option and Compensation Committee consists of George N. Aronoff, Victor Gelb and Norton
W. Rose. The Stock Option and Compensation Committee held two meetings during the fiscal year ended December 31, 1995. Each of the members of the Stock Option and Compensation Committee attended the meetings.

DIRECTOR REMUNERATION

     Directors who are not employed by the Company received in 1995 an annual fee of $12,000, reimbursement for travel expenses, a fee of $500 for each Board meeting attended and a fee of $500 for each meeting of a committee of the Board attended that was not held on the same day as a Board meeting.

     During fiscal 1995, the Company retained the law firm of Benesch, Friedlander, Coplan & Aronoff P.L.L. as counsel to the Company. Mr. Aronoff, a Director of the Company, is a partner with this law firm. The Company plans to retain this firm during the coming year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company is required to identify any director or executive officer who failed to file, on a timely basis, with the Securities and Exchange Commission (the "Commission") a required report relating to ownership and changes in ownership of the Company's equity securities. Based on material provided to the Company, it believes that during 1995, the Directors and executive officers of the Company complied with all such filing requirements, except that Mr. Judy did not timely file a Form 3 upon his becoming a Director of the Company. This mistake was corrected upon its discovery.

                             COMMON STOCK OWNERSHIP

     The following table sets forth, as of April 11, 1996, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, each executive officer and by the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

 Name, and Address if applicable, of       Amount and Nature of       Percentage
           Beneficial Owner               Beneficial Ownership(1)     Ownership
- --------------------------------------    -----------------------     ---------
Edwin M. Roth                                      837,439(2)(3)        20.76%
  Specialty Chemical Resources, Inc.
  9100 Valley View Road
  Macedonia, Ohio 44056 (4)

Corey B. Roth                                      161,610(2)(3)         4.04%

John H. Ehlert                                      60,714(3)(5)         1.52%

George N. Aronoff                                   33,241(3)               *

Victor Gelb                                         14,881(3)               *

Leonard P. Judy                                      1,000                  *

Norton W. Rose                                      14,809(3)               *

Lionel N. Sterling                                  44,631(3)            1.13%

All Directors and officers as a group            1,162,075(3)           27.72%
  (eight individuals)

Pioneering Management Corporation (6)              381,300(7)            9.66%
  60 State Street
  Boston, Massachusetts 02109

Merrill Lynch Phoenix Fund, Inc. (6)               360,000(8)            9.12%
  800 Scudders Mill Road
  Plainsboro, New Jersey 08536

CEW Partners (6)                                   232,953               5.90%
  30 Rockefeller Plaza
  Suite 2500
  New York, New York 10020

Martin Trust (6)                                   232,953               5.90%
  c/o Trust Investments, Inc.
  52 Stiles Road
  Salem, New Hampshire 03079

Dimensional Fund Advisors Inc. (6)                 218,700(9)            5.54%
  1299 Ocean Avenue
  Eleventh Floor
  Santa Monica, California 90401

- ---------------

  * Less than one percent.

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock have sole voting and investment power with respect to those shares.

(2) Includes 6,250 shares of Common Stock owned by the Edwin M. Roth Family Foundation, Inc., a not-for-profit Ohio corporation. Edwin M. Roth and Corey
    B. Roth are both officers and trustees of such foundation and have shared voting and investment power with respect to the shares of Common Stock owned by such foundation.

(3) Includes the following number of shares of Common Stock which such persons have or had within 60 days after April 11, 1996 the right to acquire upon the exercise of options: Mr. Edwin M. Roth, 86,667; Mr. Corey B. Roth, 54,047; Mr. Ehlert, 45,714; Mr. Aronoff, 14,524; Mr. Gelb 14,524; Mr. Rose,
    14,524; Mr. Sterling, 14,524; and all current officers and Directors as a group, 244,524.

(4) Mr. Roth also owned, as of April 11, 1996, 3,500 shares of the Company's non-voting 7% Cumulative Convertible Preferred Stock, $.01 par value ("Cumulative Convertible Preferred Stock"), constituting all of the authorized and outstanding shares of that class.

(5) Includes 15,000 shares of Common Stock granted to Mr. Ehlert in July 1995 as a restricted stock award of which 10,000 are subject to forfeiture until certain restrictions lapse.

(6) All information contained in this table regarding the identified beneficial owner and its security ownership, including related footnotes, is based solely on the Schedule 13D or Schedule 13G filing made by such beneficial owner as of the date of such filing.

(7) Pioneering Management Corporation has sole voting power over 381,300 shares, sole investment power over 51,300 shares and shared investment power over 330,000 shares.

(8) Merrill Lynch Phoenix Fund, Inc. (the "Fund") is an investment company advised by Fund Asset Management, LP. ("FAM"), an investment advisor. Princeton Service, Inc. ("PSI") is the general partner of FAM and a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("MLG"). MLG is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("MLC"). The Fund, FAM, PSI, MLG and MLC (together, the "Reporting Persons") have all made Schedule 13G filings with respect to all of the identified shares of Common Stock and all of such Reporting Persons have expressly disclaimed beneficial ownership of such shares. The Reporting Persons have shared voting power over 360,000 shares and shared investment power over 360,000 shares.

(9) Dimensional Fund Advisors Inc. has sole voting power over 155,000 shares and sole investment power over 218,700 shares. Certain officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"). In their capacities as officers of the Fund and the Trust, these persons vote 25,900 additional shares which are owned by the Fund and 37,800 shares which are owned by the Trust. These shares are included in the number of shares over which Dimensional Fund Advisors Inc. has sole investment power.

                             EXECUTIVE COMPENSATION
SUMMARY COMPENSATION

     The following table sets forth the compensation paid to or deferred for the executive officers of the Company at December 31, 1995.
                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                      -----------------------------------
                                      ANNUAL COMPENSATION                     AWARDS              PAYOUTS
                              -----------------------------------     -----------------------     -------
                                                                      RESTRICTED
    NAME AND                                         OTHER ANNUAL       STOCK        OPTIONS/      LTIP        ALL OTHER
     PRINCIPAL                SALARY      BONUS      COMPENSATION      AWARD(S)        SARS       PAYOUTS     COMPENSATION
    POSITION         YEAR       ($)        ($)           ($)             ($)          (#)(1)        ($)          ($)(2)
- -----------------    ----     -------     ------     ------------     ----------     --------     -------     ------------
Edwin M. Roth,       1995     275,000          0           0                 0        50,000           0         $    0
  President &        1994     250,000     75,000           0                 0        20,000           0              0
  Chairman           1993     225,000     75,000           0                 0        30,000           0              0
Corey B. Roth,       1995     195,000          0           0                 0        30,000           0          6,738
  Vice President     1994     167,500     50,000           0                 0        10,000           0          6,738
  & Treasurer        1993     157,500     50,000           0                 0        15,000           0          6,738
John H. Ehlert,      1995     185,000          0           0            15,000(3)     30,000           0          9,181
  Vice President     1994     155,000     50,000           0                 0        10,000           0          9,181
                     1993     142,500     50,000           0                 0        10,000           0          9,181

- ---------------

(1) There were no SAR grants by the Company in 1993 or 1994.
(2) Represents the dollar value of term life insurance premiums paid during each fiscal year by the Company for the benefit of Messrs. Corey Roth and Ehlert.
(3) On July 25, 1995, the Company granted Mr. Ehlert a restricted stock award of 15,000 shares of Common Stock. The market value of such shares was $58,125 on the date of the grant. Mr. Ehlert has all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive dividends with respect to the shares. Of the 15,000 shares of Common Stock granted to Mr. Ehlert, 10,000 are currently subject to certain specified transfer restrictions and forfeiture provisions. These transfer and forfeiture provisions will lapse on July 25, 1996 with respect to 5,000 shares and on July 25, 1997 with respect to the remaining 5,000 shares, in each case provided that Mr. Ehlert is employed by the Company on such date, or, if earlier, such provisions will lapse upon a change in control of the Company.

OPTION AND SAR GRANTS

     The following table summarizes options granted in the last fiscal year to the executive officers of the Company and potential realizable value of the options assuming a 5% and 10% annually compounded stock price appreciation. There were no SAR grants by the Company in 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                                              ASSUMED
                                                                                                    ANNUAL RATES OF STOCK PRICE
                                     INDIVIDUAL GRANTS                                             APPRECIATION FOR OPTION TERM
- -------------------------------------------------------------------------------------------     -----------------------------------
                   NUMBER OF         PERCENT OF
                   SECURITIES           TOTAL
                   UNDERLYING       OPTIONS/SARS
                  OPTIONS/SARS         GRANTED
                    GRANTED        TO EMPLOYEES IN     EXERCISE OR BASE                               5%                  10%
     NAME            (#)(1)          FISCAL YEAR         PRICE ($/SH)       EXPIRATION DATE           ($)                 ($)
- --------------    ------------     ---------------     ----------------     ---------------     ---------------     ---------------
Edwin M. Roth        50,000              21.1%              $ 3.75              4/25/00             $    51,805        $    114,470
Corey B. Roth        30,000              12.7%              $ 3.75              4/25/00             $    31,083        $     68,682
John H. Ehlert       30,000              12.7%              $ 3.75              4/25/00             $    31,083        $     68,682

- ---------------

(1) Options are exercisable as to one-third of the shares covered on each of the first, second and third anniversaries of the date of grant and the term of each option grant is five years.

OPTION AND SAR EXERCISES

     The following table summarizes the exercise of options for the Company's Common Stock by the executive officers of the Company during the last fiscal year and the year-end balances of exercisable and unexercisable options of the executive officers. The Company has no outstanding SARs.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                           NUMBER OF               VALUE OF UNEXERCISED
                                                   UNEXERCISED OPTIONS/SARS     IN-THE-MONEY OPTIONS/SARS
                  SHARES ACQUIRED      VALUE          AT FISCAL YEAR-END            AT FISCAL YEAR-END
                    ON EXERCISE       REALIZED                (#)                          ($)
     NAME               (#)             ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
- --------------    ---------------     --------     -------------------------    --------------------------
Edwin M. Roth            0               $0              86,667/73,333                    $0/$0
Corey B. Roth            0               $0              54,047/41,667                    $0/$0
John H. Ehlert           0               $0              45,714/41,429                    $0/$0

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The 1995 compensation of Mr. Edwin M. Roth and the other executive officers of the Company was recommended to the Board of Directors by the Stock Option and Compensation Committee (the "Committee") which is composed of three non-employee Directors. The Committee is responsible for approval (or recommendation to the Board of Directors) of the compensation arrangements for senior management, Directors and other key employees; review of benefit plans in which officers and Directors are eligible to participate; periodic review of the equity compensation plans of the Company and grants under such plans; and oversight of management development to insure continuity of senior management.

     While the Company does not have specific annual goals for each executive officer upon which to base compensation decisions, the Committee believes that there should be a strong correlation between executive compensation and compensation paid by comparable companies as well as overall Company performance, both to reward outstanding executive effort and to encourage it in the future. In this way maximum stockholder return can be expected. The Company presently uses a flexible array of salary, bonus and stock option plans to compensate and motivate its executive officers. The nature and manner of application of these various compensation tools for executive officers is determined subjectively by the Board of Directors upon the recommendation of the Committee.

     In 1995 the Company strived to provide an overall compensation package for each executive officer that fairly reflected that officer's contribution in relation to overall Company performance and that would motivate that officer to improve such performance in the future. The bases used to determine Mr. Edwin M. Roth's compensation were the same as those for the other executive officers of the Company. Base salary was determined subjectively upon consideration of salary history, expected individual contribution and the Committee's belief that Mr. Roth's base salary is in line with executive compensation paid by comparable companies. No bonuses were paid to the Company's executive officers with respect to fiscal 1995.

     Finally, during 1995 the Committee awarded stock options to the executive officers. In determining the size of stock option awards, the Committee considered, among other things, previous awards made to executive officers. Such an incentive was meant to keep experienced executives with the Company while at the same time motivating them to contribute to improvements in the stock performance of the Company and to encourage and create ownership and retention of the Company's stock.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the cap if certain requirements are met. The Committee and the Board of Directors intend to structure the compensation of its executive officers in a manner that should insure that the Company does not lose any tax deductions because of the $1 million compensation limit. The Committee does not expect that this cap will cause the Company to lose any tax deductions in the foreseeable future. The Company's salaries for its highest paid executives, when added to annual bonus awards, do not approach $1 million.
                                            Stock Option and Compensation
                                            Committee

                                             Victor Gelb
                                             Norton W. Rose
                                             George N. Aronoff

PERFORMANCE GRAPH

     The following graph compares the performance of the Common Stock ("CHM") to the Value Line Chemical Specialty Industry Index ("Industry Group") and the Russell 2000 Index ("Russell 2000") for the period commencing December 31, 1990, the last trading day before the beginning of the Company's fifth preceding fiscal year, and ending December 31, 1995. The results assume that $100 was invested on December 31, 1990 in CHM, Industry Group and Russell 2000 and that, in the case of Industry Group and Russell 2000, dividends have been reinvested. No dividends were paid on the Common Stock during this period.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       CHM, INDUSTRY GROUP, RUSSELL 2000

      MEASUREMENT PERIOD                         RUSSELL 2000      INDUSTRY
    (FISCAL YEAR COVERED)             CHM            INDEX           GROUP
1990                                 100.00         100.00          100.00
1991                                  24.00         146.05          141.56
1992                                  27.43         172.94          162.13
1993                                  31.43         205.64          180.79
1994                                  13.71         201.56          178.85
1995                                   9.14         258.89          221.00

Notes: (1) CHM data has been adjusted to reflect a one-for-fourteen reverse stock split effected in December 1991.

       (2) CHM data for the period commencing December 31, 1990 and ending December 31, 1991 reflects the closing bid prices on the Interdealer Quotation System of NASDAQ and the closing bid quotations as reported in the National Daily Quotation Bureau Pink Sheets ("Pink Sheets"). CHM data for the periods ending December 31, 1992 and 1993 reflects the closing price of the Common Stock as reported in the AMEX-Composite Transactions.

       (3) CHM data for the period ended December 31, 1991 reflects the closing bid quotation reported in the Pink Sheets on August 1, 1991, the last day during 1991 for which trading of the Common Stock was reported.

                          TRANSACTIONS WITH MANAGEMENT

     In October 1995, Mr. Edwin Roth purchased 3,500 shares of Cumulative Convertible Preferred Stock at a price per share equal to $100, for an aggregate purchase price of $350,000. The Cumulative Convertible Preferred Stock pays quarterly dividends of $1.875 per share and each share may be converted, at the option of the holder, into 20 shares of Common Stock at an effective conversion price of $5.00 per share. The Company may redeem the Cumulative Convertible Preferred Stock, in whole or in part, after October 6, 1998 for $100 per share plus accrued dividends and unpaid dividends. Mandatory redemption of all outstanding Cumulative Convertible Preferred Stock is required on November 6, 2000 at $100 per share plus accrued and unpaid dividends. In the event of dissolution, liquidation or winding up of the Company, the holders of Cumulative Convertible Preferred Stock will be entitled to receive a distribution of $100 per share plus accrued and unpaid dividends.

     In February 1996, the Company entered into a Commercial Demand Note to borrow an additional $750,000 from its senior lender. The Demand Note is secured by, among other things, the collateralized guarantee of Mr. Edwin Roth.

                       II. INDEPENDENT PUBLIC ACCOUNTANTS

     The public accounting firm of Grant Thornton was the Company's independent public accountants for fiscal 1995 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                 OTHER MATTERS

     All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or personal contact with nominal expense to the Company. The Company will request brokers and other nominees who hold Common Stock in their names to solicit proxies from the beneficial owners and will pay the standard charges and expenses associated therewith.

     In order for a stockholder proposal to be included in next year's proxy statement for presentation at next year's meeting, it must be received by the Secretary of the Company at its principal executive offices, 9100 Valley View Road, Macedonia, Ohio 44056, not later than January 3, 1997.

     Management of the Company knows of no other matter that may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the best judgment of the person voting the proxies.

                                            By Order of the Board of Directors

                                            EDWIN M. ROTH
                                            Chairman of the Board
                                              and President

Cleveland, Ohio
May 3, 1996

SPECIALTY CHEMICAL RESOURCES, INC.
9100 Valley View Road                          THIS PROXY IS SOLICITED ON BEHALF
Macedonia, Ohio 44056                               OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edwin M. Roth and Corey B. Roth, or either of them, proxies of the undersigned with full power of substitution, to vote for the undersigned at the Annual Meeting of Stockholders to be held on June 6, 1996, at 10:00 a.m. (Cleveland time), at the offices of Specialty Chemical Resources, Inc., 9100 Valley View Road, Macedonia, Ohio 44056, or at any adjournment(s) or postponement(s) thereof, as follows:

I.   Election of directors

   / / FOR the seven nominees listed below          / / WITHHOLD AUTHORITY
       (except as marked to the contrary below)         to vote for the nominees listed below

                EDWIN M. ROTH, COREY B. ROTH, GEORGE N. ARONOFF,
        VICTOR GELB, LEONARD P. JUDY, NORTON W. ROSE, LIONEL N. STERLING

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SEVEN NOMINEES LISTED ABOVE.
                                         ---

II. Ratification of the appointment of Grant Thornton as the independent accountants for Specialty Chemical Resources, Inc.
                                     / / FOR       / / AGAINST       / / ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER II.
                                         ---

III. In their discretion on all other matters that may properly come before the meeting.

                                                 (Continued on the reverse side)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES LISTED ABOVE AND FOR PROPOSAL II.
      ---                                     ---

PLEASE DATE, SIGN EXACTLY AS NAME APPEARS BELOW, AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                        Dated:_________________________, 1996

                                        -------------------------------------
                                        Signature

                                        -------------------------------------
                                        Signature, if held jointly

                                        (If signing as attorney, administrator,
                                        executor, trustee, guardian, etc.,
                                        please add your title as such.)

                                        No additional postage need be affixed to the enclosed envelope if mailed in the United States. Your prompt attention will be of assistance.